PIMCO Funds

Supplement dated January 17, 2019 to the

Asset Allocation Funds Prospectus, Bond Funds Prospectus, Credit Bond Funds Prospectus, Equity-Related Strategy Funds Prospectus, International Bond Funds Prospectus, Quantitative Strategies Prospectus, Real Return Strategy Funds Prospectus, Short Duration Strategy Funds Prospectus and Tax-Efficient Strategy Funds Prospectus,

each dated July 30, 2018, each as supplemented from time to time (each a “Prospectus”)

Effective February 1, 2019, the chart below the fourth paragraph in Appendix B in each Prospectus is deleted in its entirety and replaced with the following:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program, or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares of Funds purchased through the Merrill Edge Self-Directed platform
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)

Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_011719